Exhibit 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Knight Transportation, Inc., an Arizona corporation (the "Company") Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Timothy M. Kohl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     To the best of the undersigned's knowledge, based upon a review of the Company's Form 10-K for the year ended December 31, 2002:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2. The information contained in the Company's Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Timothy M. Kohl
                                        ----------------------------------------
                                        Timothy M. Kohl, Chief Financial Officer


STATE OF ARIZONA         )
                         )
County of Maricopa       )

     The foregoing was acknowledged before me this 27th day of February, 2003, by Timothy M. Kohl, Chief Financial Officer of Knight Transportation, Inc., an Arizona corporation, on behalf of such corporation.

                                        /s/ L. A. Unser
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

March 3, 2006
---------------------

     This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.